UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 31, 2008

NB TELECOM, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-134073	04-3836208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 9 Qinling Road, Yingbin Road Centralized Industrial Park Harbin Development Zone, Heilongjiang, China
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

150078
(Zip Code)

86-451-84346600
(Registrant's telephone number, including area code)

106 May Drive, Saxonburg, Pennsylvania 16056
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Notes

This Amendment No. 1 is being filed solely to amend item 4.01 of the Current Report on Form 8-K, “Changes in Registrant’s Certifying Accountant” to reflect changes in and disagreement with accountants in the Registrant’s two most recent fiscal years.

Item 4.01 Changes in Registrant’s Certifying Accountant

On December 31, 2008, the Company changed its principal independent accountants. On such date, Robison, Hill & Co. was dismissed from serving as the Company’s principal independent accountants and the Company retained Bagell Josephs Levine & Company, LLC as its principal independent accountants. The decision to change accountants was approved by the Company’s Board of Directors on December 31, 2008.

The dismissal of Robison, Hill & Co.

        Robison, Hill & Co. was the independent registered public accounting firm for the Company from December 31, 2004 to December 31, 2008. None of Robinson, Hill & Co.’s reports on the Company’s financial statements, including the Company’s two most recent fiscal years ending December 31, 2007, December 31, 2008 and through the date of December 31, 2008 (a) contained an adverse opinion or disclaimer of opinion, (b) was modified as to uncertainty other than mentioned below, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Robison, Hill & Co., would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(ii) of Regulation S-K occurred during the period in which Robison, Hill & Co. served as the Company’s principal independent accountants.

        In accordance with Item 304(a)(3), the Company has provided Robison, Hill & Co. with a copy of this disclosure and has requested that Robison, Hill & Co. furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Robison, Hill & Co. addressed to the Securities and Exchange Commission dated January 30, 2009 is filed as Exhibit 16.1 to this 8-K Report.

The Engagement of Bagell Josephs Levine & Company, LLC

Prior to December 31, 2008, the date that Bagell Josephs Levine & Company, LLC was retained as the principal independent accountants of the Company:

(1)     The Company did not consult Bagell Josephs Levine & Company, LLC regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Company’s financial statements;

(2)     Neither a written report nor oral advice was provided to the Company by Bagell Josephs Levine & Company, LLC that they concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3)     The Company did not consult Bagell Josephs Levine & Company, LLC regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K.

Exhibits

16.1	Letter, dated January 30, 2009, from Robison, Hill & Co. to the Securities and Exchange Commission.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2008

NB TELECOM, INC.

By:	/s/ Jie Han
Name: Jie Han Title: Chief Executive Officer